LEGG MASON PARTNERS VARIABLE PORTFOLIOS II

Legg Mason Partners Variable Equity Index Portfolio

Supplement Dated January 25, 2007 to

Statement of Additional Information Dated May 1, 2006

LEGG MASON PARTNERS INVESTMENT TRUST

Legg Mason Partners S&P 500 Index Fund

Supplement Dated January 25, 2007 to

Statement of Additional Information

Dated May 1, 2006

The following information supplements information contained in the Statements of Additional Information under the caption “Investment Objective and Policies”:

Investment in Other Investment Companies. The fund may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, including exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500 or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give the fund exposure to the securities comprising the index on which the ETF is based, and the fund will gain or lose value depending on the performance of the index. The fund might do so as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the ETFs’ portfolio, at times when the fund may not be able to buy those portfolio securities directly.

Currently, under the 1940 Act, the fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the fund’s total assets and (iii) when added to all other investment company securities held by the fund, do not exceed 10% of the value of the fund’s total assets. To the extent the fund invests in other investment companies, the fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees.

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